Exhibit 10.5

                                   ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of March 3, 2004, among Pyramid Media Group, Inc., a Florida corporation ("PMG"), Allen Jacobi, a resident of the State of Florida; and Pyramid Records International, Inc., a Florida corporation (the "Company").

            Pyramid Media Group, Inc., a Florida corporation having its principal place of business at 11077 Biscayne Blvd., Suite 200, Miami, FL 33161 ("PMG"), executed and delivered to Ark 21 Records, L.P., a California Limited Partnership, located at 14724 Ventura Blvd. Penthouse Suite, Sherman Oaks, CA 91403 ("Ark") a Distribution Agreement dated May 1, 2003 pursuant to which the PMG and Ark agreed to certain terms and conditions relating to the distribution of Records (the "Distribution Agreement"). Allen Jacobi is the majority owner and controlling shareholder of PMG.

            Pursuant to Section 14 of the Distribution Agreement, it is not assignable to a third party except under certain conditions.

            The  Company  is  desirous  of  receiving  an   assignment   of  the
Distribution Agreement and assuming the obligations thereunder with the consent of Ark upon the terms and conditions hereof.

            This Assignment and Assumption Agreement is intended to transfer the all covenants, obligations, rights, title and interest in the distribution Agreement from PMG into the Company.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         SECTION 1. ASSIGNMENT AND ASSUMPTION.

            (a) In consideration of the Company's assumption of all covenants and obligations under the Distribution Agreement, PMG does hereby distribute, assign, transfer and convey (the "Assignment") to the Company, and the Company hereby accepts from PMG, all of PMG's right, title and interest in, to and under the Distribution Agreement.

            (b) In consideration of the Assignment, the Company does hereby assume and agrees to perform, comply with and discharge all of the obligations, duties and liabilities of PMG under the Distribution Agreement (the "Obligations").

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         SECTION 2. RIGHT OF ENDORSEMENT.

         PMG hereby constitutes and appoints the Company and its successors and assigns the true and lawful attorney of PMG, with full power of substitution, in the name of the Company, or in the name of PMG, on behalf of and for the benefit of the Company, (a) to collect all items being sold, transferred, conveyed and assigned to the Company as provided herein, (b) to endorse, without recourse, checks, notes and other instruments constituting or relating to the Distribution Agreement, (c) to institute and prosecute all proceedings which the Company may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Distribution Agreement, (d) to defend and compromise any and all actions, suits or proceedings in respect of the Distribution Agreement and (e) to do all such acts and things in relation thereto as the Company may deem advisable. The foregoing powers are coupled with an interest and shall be irrevocable by PMG, directly or indirectly, in any manner or for any reason.

         SECTION 3. CONSIDERATION.

         The Company shall pay PMG the consideration set forth in Amendment to this Assignment and Assumption Agreement between the Company and PMG.

         SECTION 4. FURTHER COVENANTS.

         (a) Each of the parties hereto agrees that it will, at its sole expense, promptly do execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, certificates, assignments, transfers, conveyances, affidavits, powers of attorney, assurances and other documents as may be reasonably requested by the other party hereto for better assigning, transferring, granting, conveying, assuring and conferring right, title and interest to the Company in the Distribution Agreement.

         (b) PMG hereby represents and warrants that the Assignment hereby to the Company does not require the consent of any other party, and that this Assignment will be valid and binding upon all parties hereto simultaneously with the execution of this Agreement.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PMG.

         PMG hereby represents and warrants to the Company as follows:

                    (i) such  party has the  requisite  power and  authority  to
         execute  and  deliver  this  Agreement  and  perform  its   obligations
         thereunder;

                    (ii) the execution and delivery by such party of this Agreement and the performance by such party of its obligations hereunder have been duly authorized by all requisite action on the part of such party;

                    (iii) this Agreement has been duly executed and delivered by such party;

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                    (iv)  this  Agreement  is  the  legal,   valid  and  binding
         obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                    (v) the execution and delivery by such party of this Agreement and the performance by such party of its obligations hereunder do not (i) violate any provision of the certificate of incorporation, bylaws or similar organizational documents (if any) of such party, (ii) violate or cause a default under the Distribution Agreement or any other material agreement of such party, or (ii) violate any provision of any federal, state or local law, statute, ordinance, rule or regulation applicable to such party or its assets;

                    (vi) there is no litigation pending or overtly threatened in writing against such party which questions the right, power or authority of such party to enter into and deliver this Agreement and to perform its obligations hereunder;

                    (vii) the execution and delivery by such party of this Agreement and the performance by such party of its obligations hereunder do not require the consent or approval of, notice to, filing with, or other action by, any governmental authority, other than such of the foregoing as have been made or obtained on or prior to the date hereof;

                    (viii) such party has not assigned, pledged or otherwise transferred any of its right, title, or interest in, or to, the Distribution Agreement to any other person or entity;

                    (ix) there are no claims, liens or encumbrances against the Distribution Agreement of any kind or nature;

                    (x) the Distribution Agreement is in full force and effect, legally binding and existing agreement of PMG;

                    (xi) PMG is not in breach of any term, condition, covenant or obligation of the Distribution Agreement; and

                    (xii) PMG owes no sums of money or has any outstanding obligation as of the date hereof to Ark under the Distribution Agreement.

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         SECTION 6. INDEMNIFICATION.

                    (a) The representations and warranties of the parties hereto contained in this Agreement or in any writing delivered pursuant hereto or at the Closing shall survive the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto).

                    (b) PMG covenants and agrees to defend, indemnify and hold harmless the Company and each Person who controls the Company within the meaning of the Securities Act from and against any claims, losses, liabilities, damages, costs and expenses arising out of or resulting from: (i) any inaccuracy in or breach of any representation or warranty made by PMG in this Agreement or in any writing delivered pursuant to this Agreement or at the Closing; or (ii) the failure of PMG to perform or observe fully any covenant, agreement or provision to be performed or observed by PMG pursuant to this Agreement or any other Agreements executed as part of this Agreement.

                    (c) The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

                    (d) Notwithstanding any provision of this Agreement or of any other agreement, instrument or undertaking, it is understood and agreed that the Company shall have the right to set-off the amount of any indemnity hereunder against (i) any sums of money, whether compensation or otherwise, owed to Allen Jacobi by the Company for any reason and at any time or (ii) any shares owned by Allen Jacobi, or any successor in interest, in the Company's parent, Pyramid Music Corp., or any successor in interest of said parent The remedies provided in this Article shall be cumulative and shall not preclude the assertion by any party of any other rights or the seeking of any other remedies by it against any other party.

         SECTION 7. SUCCESSORS AND ASSIGNS.

         This Agreement and all of the provisions hereof shall apply to, be binding upon, and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.

         SECTION 8. THIRD PARTY BENEFICIARIES.

         Except as set forth in the following sentence, nothing in this Agreement, express or implied, is intended to confer upon any person or entity (other than the parties hereto and their respective successors and assigns) any rights or remedies of any nature whatsoever under or by reason of this Agreement or any provision of this Agreement.


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         SECTION 9. NOTICES.

         Any notices, demands, waivers, consents or other communications that are given or made hereunder shall be in writing and shall be given or made to any party hereto by physical delivery, U.S. mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier or by transmission by facsimile to such party at its, his or her address (or facsimile number) set forth in the Preamble to this Agreement, or such other address (or facsimile number) as shall have been specified by like notice by such party.

Each such notice, demand, consent or other communication shall be effective upon receipt in the case of physical delivery or overnight courier, upon confirmation of receipt by or on behalf of the addressee in the case of transmission by facsimile if received prior to 5:00 p.m., Miami time, and, if received after 5:00 p.m., Miami time, on the next business day immediately after the date of such receipt, and five business days after deposit in the U.S. mails in the case of mailing. As used herein, the term "business day" shall mean a calendar day other than Saturday, Sunday or other day on which banking institutions in New York, New York are not required to be open.

         SECTION 10. ENTIRE AGREEMENT.

         This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

         SECTION 11. AMENDMENTS, MODIFICATIONS AND WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor any of the provisions hereof waived, temporarily or permanently, except pursuant to a written instrument executed by each of the parties hereto. No waiver by any party hereto shall operate or be construed as a waiver of any subsequent breach by any other party.

         SECTION 12. SEVERABILITY.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 13. CUMULATIVE REMEDIES.

         Each party hereto shall have and retain all rights and remedies existing in its favor at law or in equity, including, without limitation, any actions for specific performance and/or injunctive or other equitable relief to enforce or prevent any violations of the provisions of this Agreement. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief (without posting any bond or deposit) in order to enforce or prevent any violations of the provisions of this Agreement.

         SECTION 14. INTERPRETATION.

         The term "this Agreement" means this Assignment and Assumption Agreement, together with all schedules and exhibits hereto (if any), as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms hereof. The use in this Agreement of the term "including" means "including, without limitation." All references to sections and schedules mean the sections of this Agreement and the schedules attached to this Agreement, except where otherwise stated. The title of and the section headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require or permit. The representations, warranties and covenants of the parties hereto set forth herein shall survive the consummation of the transactions contemplated by this Agreement.

         SECTION 15. GOVERNING LAW.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

         SECTION 16. WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         SECTION 17. JURISDICTION.

         Each  of  the  parties   hereto   hereby   consents  to  the  exclusive
jurisdiction of, and venue in, any federal or state court of competent jurisdiction located in Miami, Florida, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated herein, and hereby waives, and agrees not to assert, as a defense in any action for the interpretation or enforcement hereof or any such document, that it is not subject thereto or that such action may not be

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brought or is not  maintainable in said courts or that the venue thereof may not be applicable or that this Agreement or any such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in said courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

         SECTION 18. COUNTERPARTS.

         This Agreement may be executed in more than one counterpart, each of which shall be deemed an original but all of which shall constitute one and the same instrument as if the parties executed one counterpart as of the day and year first above written.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the date first above written.


                                    PYRAMID RECORDS INTERNATIONAL, INC.


                                    By:
                                        ---------------------------------------
                                        Name: David Levy
                                        Title: President

                                    PYRAMID MEDIA GROUP, INC.


                                    By:
                                        ---------------------------------------
                                        Name: Allen Jacobi
                                        Title: CEO


                                    ------------------------------------
                                    Allen Jacobi, individually